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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------


                                JANUARY 13, 2000
                   Date  or  Report  (Date  of  earliest event reported):


                               HITCOM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         001-13999                                        87-0389677
(Commission File Number)                       (IRS Employer Identification No.)


85 Scarsdale Road, Suite 202
Toronto, Ontario, Canada                                         M3B 2R2
(Address of Principal Executive Offices)                        (Zip Code)

                                 416-441-6720
              (Registrant's Telephone Number, Including Area Code)


            700 North Second Street, Third Floor, St. Louis MO 63102 (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4(a)  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(i) The principal accountant of the Company withdrew as auditors of Hitcom Corporation effective December 1999.

(ii) The principal's accountants report on the financial statements for the past fiscal year ending December 31, 1998 DID NOT contain an adverse opinion or disclaimer of opinion, and WAS NOT modified as to uncertainty, audit scope, or accounting principles.

(iii) There were NO disagreements with the former accountant on any matters of accounting principles, practices, financial statement disclosure, or auditing scope or procedure.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Hitcom Corporation
                                                     (Registerant)


Date:    January 13, 2000           BY:     /s/ John S. Nashmi
                                            --------------------------
                                            (Signature)

                                            John S. Nashmi
                                            Chief Financial Officer and
                                            Corporate Secretary




                                  Exhibit Index
                                 ----------------


The exhibits furnished in accordance with Item 601 of Regulation S-B are:

Letter on Change in Certifying Accountant as required per Item 304 (a)(3)









January 5, 2000


FAX: 314-621-6891


BDO Seidman LLP
720 Olive Street
Suite 2300
St. Louis, MO, USA
63101-2387

Attention:  Mr. Douglas W. Beckmeyer
               Partner


Dear Sir,

In accordance with Item 304(a)(3) of Regulation S-B, please find enclosed our FORM 8-K regarding the Change in our Certifying Accountant which will be filed with the SEC. We are hereby requesting that you provide us with a letter addressed to the SEC stating whether you agree with the statements in the filing and if not, stating the respects in which you disagree. Please provide your response by fax to 416-441-6724 and by email to john@channel.ca.

We would appreciate your prompt response to this request (by January 6, 2000) in order we can file it with our FORM 8-K. Please contact the undersigned if you have any questions.

Best Regards,




Hitcom Corporation
Per:     John Nashmi
         Chief Financial Officer and Corporate Secretary
Tel:  416-441-6720 ext.104
Fax: 416-441-6724